                                                                      Exhibit 24

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Robert G. Wilmers
                                         ---------------------------------------
                                         Robert G. Wilmers

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Michael P. Pinto
                                         ---------------------------------------
                                         Michael P. Pinto

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Michael R. Spychala
                                         ---------------------------------------
                                         Michael R. Spychala

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ William F. Allyn
                                         ---------------------------------------
                                         William F. Allyn

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Brent D. Baird
                                         ---------------------------------------
                                         Brent D. Baird

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ John H. Benisch
                                         ---------------------------------------
                                         John H. Benisch

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Robert J. Bennett
                                         ---------------------------------------
                                         Robert J. Bennett

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ C. Angela Bontempo
                                         ---------------------------------------
                                         C. Angela Bontempo

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Robert T. Brady
                                         ---------------------------------------
                                         Robert T. Brady

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Patrick J. Callan
                                         ---------------------------------------
                                         Patrick J. Callan

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Richard E. Garman
                                         ---------------------------------------
                                         Richard E. Garman

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ James V. Glynn
                                         ---------------------------------------
                                         James V. Glynn

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Patrick W.E. Hodgson
                                         ---------------------------------------
                                         Patrick W.E. Hodgson

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Russell A. King
                                         ---------------------------------------
                                         Russell A. King

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Lambros J. Lambros
                                         ---------------------------------------
                                         Lambros J. Lambros

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Wilfred J. Larson
                                         ---------------------------------------
                                         Wilfred J. Larson

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Reginald B. Newman, II
                                         ---------------------------------------
                                         Reginald B. Newman, II

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Peter J. O'Donnell, Jr.
                                         ---------------------------------------
                                         Peter J. O'Donnell, Jr.

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Jorge G. Pereira
                                         ---------------------------------------
                                         Jorge G. Pereira

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Robert E. Sadler, Jr.
                                         ---------------------------------------
                                         Robert E. Sadler, Jr.

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ John L. Vensel
                                         ---------------------------------------
                                         John L. Vensel

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ Herbert L. Washington
                                         ---------------------------------------
                                         Herbert L. Washington

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $5.00 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: February 16, 1999


                                         /s/ John L. Wehle, Jr.
                                         ---------------------------------------
                                         John L. Wehle, Jr.